================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported): December 20, 2006


                     AMERICAN PHYSICIANS SERVICE GROUP, INC.
             (Exact Name of Registrant as Specified in its Charter)


         TEXAS                          0-11453                  75-1458323
(State or Other Jurisdiction          (Commission              (IRS Employer
   of Incorporation)                  File Number)           Identification No.)


                          1301 CAPITAL OF TEXAS HIGHWAY
                                   SUITE C-300
                               AUSTIN, TEXAS 78746
               (Address of Principal Executive Offices, Zip Code)

                                 (512) 328-0888
                         (Registrant's Telephone Number,
                              Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|X| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

ITEM 8.01         OTHER EVENTS

         On December 20, 2006 American Physicians Service Group, Inc. filed a third amendment to its registration statement on Form S-4. The Company provided additional information and clarifying detail in response to a further review of the filing by the Securities and Exchange Commission. APS' SHAREHOLDERS ARE ENCOURAGED TO READ THE REGISTRATION STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT/PROSPECTUS THAT WILL BE PART OF THE REGISTRATION STATEMENT, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: December 21, 2006             American Physicians Service Group, Inc.

                                   Signed:  /s/ W.H. Hayes
                                           --------------------
                                   Name:    W. H. Hayes

                                   Title:   Senior Vice President - Finance